SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549




                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



                 Date of Report (Date of earliest event reported):
                                   April 4, 1996



          Falcon Cable Systems Company, a California limited partnership
              (Exact name of registrant as specified in its charter)



                                   California
                  (State or other jurisdiction of incorporation)



                1-9332                              95-4108170
        (Commission File Number)          (IRS Employer Identification No.)



    10900 Wilshire Boulevard, 15th Floor, Los Angeles, CA     90024
    (Address of principal executive offices)               (Zip Code)



                                  (310) 824-9990
                          (Registrant's Telephone Number)





         ITEM 5.   OTHER EVENTS.

              On April 4, 1996, Falcon Cable Systems Company, a Cali-fornia limited partnership (the "Partnership"), Falcon Cable Investors Group, L.P., the general partner of the Partnership (the "General Partner") and Falcon Holding Group, Inc., the general partner of the General Partner, were served with a complaint entitled Frank O'Shea, IRA v. Waller Capital Corp., et. al., case no. BC147386 filed in the Superior Court of the State of California, County of Los Angeles on April 1, 1996, which complaint is filed as exhibit 99.1 hereto, and is hereby incorporated herein by reference.


         ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                   FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.    Description

              99.1 Complaint entitled Frank O'Shea, IRA v. Waller Capital Corp., et. al., case no. BC147386 filed in the Superior Court of the State of California, County of Los Angeles on April 1, 1996.

                                   SIGNATURE

                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the registrant has duly caused this re-port to be signed on its behalf by the undersigned hereunto duly authorized.


         Date:  April 5, 1996


                             FALCON CABLE SYSTEMS COMPANY

                             By:  Falcon Cable Investors Group,
                                  Managing General Partner

                             By:  Falcon Holding Group, L.P.
                                  General Partner

                                  By:  Falcon Holding Group, Inc.
                                       General Partner


                                  By:  /s/ Frank J. Intiso
                                       Frank J. Intiso, President
                                       and Chief Operating Officer





                                 EXHIBIT INDEX


         Exhibit No.              Description                Page No.

              99.1      Complaint entitled Frank
                        O'Shea, IRA v. Waller
                        Capital Corp., et. al.,
                        case no. BC147386 filed in
                        the Superior Court of the
                        State of California,
                        County of Los Angeles on
                        April 1, 1996